UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              FORM 8-K/A EQUIVALENT
                                (Amendment No. 1)


                                 CURRENT REPORT


      Date of Report (Date of Earliest Event Reported): September 30, 2003

                              BIRDS EYE FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)


              Delaware                                                                  16-0845824
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)(IRS Employer Identification Number)


          90 Linden Oaks, PO Box 20670, Rochester, New York 14602-0670
         -------------------------------------------------- -----------
               (Address of Principal Executive Offices)      (Zip Code)



        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------







o This Form 8-K/A Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s 11-7/8 Percent Senior Subordinated Notes Due 2008.


This Amendment No. 1 on Form 8-K/A Equivalent amends the Current Report on Form 8-K Equivalent filed by Birds Eye Foods, Inc. with the Commission on September 30, 2003 ("Original Report") to correct a typographical error in the edgarized version of the Press Release filed as Exhibit 99.1 to the Original Report. The Press Release issued by Birds Eye Foods, Inc. via PR Newswire on September 30, 2003 did not contain such a typographical error. Item 9 of the Original Report is hereby amended and restated in its entirety as follows:

Item 9.    Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of a press release of Birds Eye Foods, Inc. announcing a consent from its senior lenders for an amendment to its existing Senior Credit Agreement.

                                                     SIGNATURES

          The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BIRDS EYE FOODS, INC.



Date:    September 30, 2003        By:   /s/Earl L. Powers
         -------------------             ------------------------------------
                                         Earl L. Powers,
                                         Executive Vice President Finance and
                                         Chief Financial Officer and Secretary
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit No.                                          Description

  99.1 Press release of Birds Eye Foods, Inc. announcing a consent from its senior lenders for an amendment to its existing Senior Credit Agreement.